Exhibit 10.11

MWI HOLDINGS, INC.

2002 STOCK OPTION PLAN

ARTICLE I
Purpose of Plan

This 2002 Stock Option Plan (the “Plan”) of MWI Holdings, Inc. (the “Company”), adopted by the Board of Directors of the Company on June 18, 2002, for directors, executives and other key employees of the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to remain in its employ. The availability and offering of stock options under the Plan also increases the Company’s ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act and, unless and until the Common Stock is publicly traded, the issuance of stock purchase options and Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.

ARTICLE II
Definitions

For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the committee of the Board which may be designated by the Board to administer the Plan. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.

“Common Stock” shall mean the Company’s Common Stock, par value $.0l per share, or if the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” has the meaning ascribed thereto in Article I hereof

“Option Agreement” has the meaning ascribed thereto in Section 6.2 hereof

“Options” shall have the meaning set forth in Article IV.

“Participant” shall mean any executive or other key employee or director of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Plan” has the meaning ascribed thereto in Article I hereof.

“Securities Act” means the Securities Act of 1933 as amended.

“Stockholders Agreement” means that Stockholders Agreement dated as of June 18, 2002 by and among the Company and the Company’s stockholders, attached as Exhibit A hereto.

“Subsidiary” means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

ARTICLE III
Administration

The Plan shall be administered by the Committee; provided that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee’s determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

ARTICLE IV
Limitation on Aggregate Shares

The number of shares of Common Stock with respect to which options may be granted under the Plan (the “Options”) and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 98,901 shares; provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of Section 6.7 below, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or if any Options are exercised and the shares of Common Stock issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. Shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof as the Committee shall determine.

ARTICLE V
Awards

Section 5.01.                             Options. The Committee may grant Options to Participants at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Committee. Options granted under this Plan shall be subject to such terms and conditions and evidenced by agreements as shall be determined from time to time by the Committee.

Section 5.02.                             Form of Option. Options granted under this Plan shall be nonqualified stock options and are not intended to be “incentive stock options” within the meaning of Section 422 of the Code or any successor provision.

Section 5.03.                             Exercise Price. The option exercise price per share of Common Stock shall be fixed by the Committee at the time of grant.

Section 5.04.                             Exercise Procedure. Options shall be exercisable, to the extent they are vested, at any such time or times after the date of grant of such Options and prior to the date of expiration thereof, subject to such conditions or restrictions as the Committee shall decide in each case when the Options are granted. At the time a Participant’s exercise of Options, such Participant shall be required to execute a joinder agreement making such Participant a party to the Stockholders Agreement.

Section 5.05.                             Vesting. Options may vest in one or more installments, upon the passage of specified periods of time, upon the achievement by the Company of certain performance goals, or upon such other criteria, as the Committee shall decide in each case when the Options are granted.

Section 5.06.                             Terms of Options. The Committee shall determine the term of each Option (including any early expirations thereof), which term shall in no event exceed ten years from the date of grant.

ARTICLE VI
General Provisions

Section 6.01.                             Repurchase Right. In the event a Participant’s employment with the Company is terminated for any reason, the shares issued upon exercise of Options (whether held by such Participant or one or more transferees and including any shares issued upon exercise of Options acquired subsequent to such termination of employment) will be subject to repurchase by the Company pursuant to the terms and conditions set forth in such Participant’s Option Agreement.

Section 6.02.                             Written Agreement. Each Option granted hereunder shall be embodied in a written agreement (an “Option Agreement”) which shall be signed by the Participant to whom the Option is granted and by the Chairman or the President of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions as set forth herein.

Section 6.03.                             Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days’ written notice to the holders thereof.

Section 6.04.                             Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction.

Section 6.05.                             Notification of Inquiries and Agreements. Each Participant and each Permitted Transferee shall notify the Company in writing within 10 days after the date such Participant or Permitted Transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; and/or (iii) exercises, sells, disposes of, or otherwise transfers an Option acquired pursuant to this Plan. Upon request, a Participant or Permitted Transferee shall provide to the

Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company’s tax liability as a result of such event.

Section 6.06.                             Options Not Transferrable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or, if such Participant is incapacitated, by such Participant’s legal guardian or legal representative). In the event of the death of a Participant, Options which are not vested on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant’s estate or the Person or Persons to whom such Participant’s rights under the Options will pass by will or the laws of descent and distribution.

Section 6.07.                             Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

Section 6.08.                             Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participants current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

Section 6.09.                             Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

Section 6.10.                             Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of such Participant. With the Participant’s consent, the Committee may cancel any Option and issue a new Option to such Participant.

Section 6.11.                             Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.11 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

Section 6.12.                             Restricted Securities. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

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